SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 21, 2003


                      Access Solutions International, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                               0-28920 05-0426298
             ------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


         c/o Point Gammon Corporation, One Providence Washington Plaza,
                        4th Floor, Providence, RI 02903
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-854-0520


                    850 Main Street, East Greenwich, RI 02818
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5.         Other Events.
                ------------

                Pursuant to Form 8-K, General Instruction F, the Company hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.         Financial Statements and Other Exhibits.

                Exhibit No.                Description
                -----------                -----------

                Exhibit 99                 Press Release
                                           Dated August 21, 2003


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                        ACCESS SOLUTIONS INTERNATIONAL, INC.



                                        By:  /s/ Thomas E. Gardner
                                             ---------------------------------
                                             Name:  Thomas E. Gardner
                                             Title:  Acting Chairman



Dated:  August 21, 2003

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